UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 9, 2024

AMEREN CORPORATION

(Exact name of registrant as specified in its charter)

Missouri	1-14756	43-1723446
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1901 Chouteau Avenue, St. Louis, Missouri 63103

(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code: (314) 621-3222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐          Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	AEE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 9, 2024, the Board of Directors of Ameren Corporation (the “Company”) adopted amendments to the By-Laws of the Company (the “By-Laws”), effective as of such date. The By-Laws amended the Company’s prior by-laws to, among other things: (i) update the procedural and disclosure requirements for director nominations and other proposals submitted by shareholders, including updates to reflect the U.S. Securities and Exchange Commission’s adoption of “universal proxy” rules as set forth in Rule 14a-19 under the Securities Exchange Act of 1934, as amended, and evolving standards for such by-laws, (ii) revise the time periods for shareholders to notify the Company of any proposed business or director nomination to be not less than 90 days nor more than 120 days prior to the one-year anniversary of the preceding year’s annual meeting of shareholders (or 10 days from the date of announcement in the event the meeting is moved by more than 25 days from the one-year anniversary of the preceding year’s annual meeting of shareholders), (iii) revise the provisions relating to adjournment and postponement procedures for shareholder meetings to provide the chairman and the Board with the right to postpone or adjourn a shareholder meeting without prior notice or shareholder consent, (iv) modify the default annual shareholder meeting date to the second Thursday in May, (v) expressly permit shareholder meetings to be held by means of remote communication and (vi) incorporate various other administrative, technical, conforming and modernizing changes, including revisions to eliminate redundancy.

The foregoing description of the amendments to the By-Laws is qualified in its entirety by reference to the full text of the By-Laws, as amended and restated, which is filed herewith as Exhibit 3.1 and incorporated by reference herein.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number:	Title:

3.1	Ameren Corporation By-Laws, as amended effective August 9, 2024

104	Cover Page Interactive Data File (formatted as Inline XBRL)

3

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, Ameren has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMEREN CORPORATION
(Registrant)

By:	/s/ Chonda J. Nwamu
Name:	Chonda J. Nwamu
Title:	Executive Vice President, General Counsel and Secretary

Date: August 9, 2024

4